Exhibit 99.2

                      CAP CONTRACT ADMINISTRATION AGREEMENT

                  This CAP CONTRACT ADMINISTRATION AGREEMENT, dated as of March 30, 2005 (this "Agreement"), among JPMORGAN CHASE BANK, N.A. ("JPMorgan"), as Cap Contract Administrator (in such capacity, the "Cap Contract Administrator") and as Indenture Trustee under the Indenture referred to below (in such capacity, the "Indenture Trustee"), and COUNTRYWIDE HOME LOANS, INC. ("CHL").

                  WHEREAS, CHL is a party to an interest rate cap agreement between CHL and Barclays Bank PLC, as cap counterparty (the "Counterparty"), with a Trade Date of March 24, 2006 and a reference number of 1135258B (the "Cap Contract"), a copy of which is attached to this Agreement at Exhibit A;

                  WHEREAS, CWHEQ Revolving Home Equity Loan Trust, Series 2006-D (the "Trust") has entered into an Indenture, dated as of March 30, 2005 (the "Indenture"), between the Trust and the Indenture Trustee;

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, CHL is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Fixed Amount (as defined in the Cap Contract)), under the Cap Contract to the Cap Contract Administrator, pursuant to the Assignment Agreement, dated as of the date hereof (the "Assignment Agreement"), among CHL, as assignor, the Cap Contract Administrator, as assignee, and the Counterparty;

                  WHEREAS, CHL desires that the Net Payments (as defined below) on the Cap Contract be distributed to the Indenture Trustee for the benefit of the Holders of the Benefited Notes to be applied for the purposes specified in the Indenture and that the Excess Payments (as defined below) on the Cap Contract be distributed to CHL;

                  WHEREAS, CHL and the Indenture Trustee desire to appoint the Cap Contract Administrator, and the Cap Contract Administrator desires to accept such appointment, to distribute funds received under the Cap Contract to the Indenture Trustee and to CHL as provided in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Master Glossary of Defined Terms attached to the Indenture.

                  Benefited Notes: The Class 1-A and 2-A Notes.

                  Calculation Period: With respect to the Cap Contract and any payment made under such Cap Contract, the related "Calculation Period" as defined in such Cap Contract.

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                  Controlling Party:  As defined in Section 5.

                  Cap Contract Account: The separate account created and maintained by the Cap Contract Administrator pursuant to Section 3 with a depository institution in the name of the Cap Contract Administrator for the benefit of CHL and the Indenture Trustee on behalf of the Holders of the Benefited Notes and designated "JPMorgan Chase Bank, N.A. for Countrywide Home Loans, Inc. and certain registered Holders of Revolving Home Equity Loan Asset-Backed Notes, Series 2006-D". Funds in the Cap Contract Account shall be held for CHL and for the Indenture Trustee for the benefit of the Holders of the Benefited Notes as set forth in this Agreement.

                  Day Count Fraction: With respect to the Cap Contract and any Payment Date, the "Floating Rate Day Count Fraction" specified for the Calculation Period related to such Payment Date in the Cap Contract.

                  Excess Payment: For any Payment Date, (a) with respect to any payment received by the Cap Contract Administrator from the Counterparty in respect of the Cap Contract for such Payment Date (other than any payment in respect of an early termination of the Cap Contract), an amount equal to the excess, if any, of such payment over the Net Payment for such Payment Date and
(b) with respect to any payment received by the Cap Contract Administrator from the Counterparty in respect of an early termination of the Cap Contract received during the period from and including the immediately preceding Payment Date to and excluding the day immediately preceding the current Payment Date, an amount equal to the excess, if any, of such payment over the Net Payment in respect of such Payment Date.

                  LIBOR: With respect to the Cap Contract, the "Floating Rate Option" as defined in the Cap Contract.

                  Net Payment: For any Payment Date, (a) with respect to any payment received by the Cap Contract Administrator from the Counterparty in respect of the Cap Contract for such Payment Date (other than any payment in respect of an early termination of the Cap Contract), an amount equal to the product of (i) the excess, if any, of (x) LIBOR, over (y) the related Strike Rate, (ii) the lesser of (x) the related Notional Balance for such Payment Date and (y) the Note Principal Balance of the Benefited Notes immediately prior to such Payment Date and (iii) the Day Count Fraction, and (b) with respect to any payment received by the Cap Contract Administrator from the Counterparty in respect of an early termination of the Cap Contract received during the period from and including the immediately preceding Payment Date to and excluding the day immediately preceding the current Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is equal to the lesser of (x) the related Notional Balance for the first Payment Date on or after the early termination of the Cap Contract and (y) the Note Principal Balance of the Benefited Notes immediately prior to the first Payment Date on or after the early termination of the Cap Contract, and the denominator of which is equal to the related Notional Balance for the first Payment Date on or after the early termination of the Cap Contract and (ii) the amount of such payment received in respect of such early termination. Notwithstanding the foregoing, in the event that the Note Principal Balance of the Benefited Notes is reduced to zero prior to the termination of the Cap Contract, the Net Payment for any

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Payment Date following the Payment Date on which the Note Principal Balance of the Benefited Notes is reduced to zero shall be zero.

                  Notional Balance: With respect to the Cap Contract and any Payment Date, the "Notional Amount" specified for the Calculation Period related to such Payment Date in the Cap Contract.

                  Responsible Officer: When used with respect to the Cap Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Cap Contract Administrator with direct responsibility for the transactions contemplated hereby and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Strike Rate: With respect to the Cap Contract and any Payment Date, the "Cap Rate" specified for the Calculation Period related to such Payment Date in the Cap Contract.

2.       Appointment of Cap Contract Administrator.

         CHL and the Indenture Trustee hereby appoint JPMorgan to serve as Cap Contract Administrator pursuant to this Agreement. The Cap Contract Administrator accepts such appointment and acknowledges the assignment to it of CHL's rights under the Cap Contract pursuant to the Assignment Agreement. The Cap Contract Administrator agrees to exercise the rights referred to above for the benefit of CHL and the Indenture Trustee on behalf of the Holders of the Benefited Notes and to perform the duties set forth in this Agreement.

3.       Receipt of Funds; Cap Contract Account.

         The Cap Contract Administrator hereby agrees to receive, on behalf of CHL and on behalf of the Indenture Trustee for the benefit of the Holders of the Benefited Notes, all amounts paid by the Counterparty under the Cap Contract. The Cap Contract Administrator shall establish and maintain a Cap Contract Account into which the Cap Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, all amounts payable by the Counterparty under the Cap Contract. All funds deposited in the Cap Contract Account shall be held for the benefit of CHL and for the Indenture Trustee for the benefit of the Holders of the Benefited Notes until withdrawn in accordance with Section 4. The Cap Contract Account shall be an "Eligible Account" as defined in the Indenture and, if the Indenture is satisfied and discharged in accordance with its terms prior to the termination of this Agreement, the Cap Contract Account shall be an account that would otherwise qualify as an "Eligible Account" under the Indenture had such satisfaction and discharge not occurred.

         Funds in the Cap Contract Account shall remain uninvested.

         The Cap Contract Administrator shall give at least 30 days' advance notice to CHL and the Indenture Trustee of any proposed change of location of the Cap Contract Account prior to any change thereof.

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4.       Calculations; Distribution of Payments; Delivery of Notices.

         The Cap Contract Administrator hereby agrees to perform the calculations necessary to distribute payments in accordance with this Section 4. The Cap Contract Administrator shall perform such calculations based on (x) the Note Principal Balance of the Benefited Notes provided by the Indenture Trustee pursuant to the Indenture and (y) the Notional Balances, Day Count Fractions and values of LIBOR provided by the Counterparty pursuant to the Cap Contract. The Cap Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Indenture Trustee and the Counterparty.

         On the Business Day of receipt of any payment from the Counterparty, the Cap Contract Administrator shall withdraw the amount of such payment from the Cap Contract Account and distribute such amounts sequentially, as follows:

         (a)      first, to the Indenture Trustee, the applicable Net Payment;
                  and

         (b) second, to CHL, the applicable Excess Payment, in accordance with the following wiring instructions:

                  Beneficiary Account: BANK OF AMERICA NA-SAN FRANCISCO
                  FFED: 121000358
                  Beneficiary: COUNTRYWIDE HOME LOANS, INC.
                  A/C: 12352 06200

         The Cap Contract Administrator shall prepare and deliver any notices required to be delivered under the Cap Contract.

5.       Control Rights.

         The Controlling Party shall have the right, but not the obligation, to direct the Cap Contract Administrator with respect to the exercise of any right under the Cap Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in the Cap Contract). For purposes of this Agreement, the "Controlling Party" shall mean, (i) if the Note Principal Balance of the Benefited Notes immediately prior to the most recent Payment Date (or, prior to the first Payment Date, the original Note Principal Balance) is equal to or greater than 50% of the Notional Balance as of such Payment Date (or, prior to the first Payment Date, the original Notional Balance), the Indenture Trustee, and (ii) if the Note Principal Balance of the Benefited Notes immediately prior to the most recent Payment Date (or, prior to the first Payment Date, the original Note Principal Balance) is less than 50% of the Notional Balance as of such Payment Date (or, prior to the first Payment Date, the original Notional Balance), CHL.

6. Representations and Warranties of the Cap Contract Administrator. The Cap Contract Administrator represents and warrants as follows:

         (a) JPMorgan is duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver

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                  this Agreement and to perform its obligations as Cap Contract
                  Administrator under this Agreement.

         (b) The execution, delivery and performance of this Agreement by JPMorgan as Cap Contract Administrator has been duly authorized by JPMorgan.

         (c) This Agreement has been duly executed and delivered by JPMorgan as Cap Contract Administrator and is enforceable against JPMorgan in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

7.       Certain Matters Concerning the Cap Contract Administrator.

         (a) The Cap Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

         (b) No provision of this Agreement shall be construed to relieve the Cap Contract Administrator from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

                  (i) the duties and obligations of the Cap Contract Administrator shall be determined solely by the express provisions of this Agreement, the Cap Contract Administrator shall not be liable, individually or as Cap Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Cap Contract Administrator and the Cap Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Cap Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Cap Contract Administrator shall not be liable, individually or as Cap Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Cap Contract Administrator, unless the Cap Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

                  (iii) the Cap Contract Administrator shall not be liable, individually or as Cap Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of

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                           the Controlling Party, or exercising any power
                           conferred upon the Cap Contract Administrator under this Agreement.

         (c)      Except as otherwise provided in Sections 7(a) and 7(b):

                  (i) the Cap Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Cap Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                  (iii) the Cap Contract Administrator shall not be liable, individually or as Cap Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) the Cap Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by CHL or the Indenture Trustee; provided, however, that if the payment within a reasonable time to the Cap Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Cap Contract Administrator not reasonably assured to the Cap Contract Administrator by CHL and/or the Indenture Trustee, the Cap Contract Administrator may require reasonable indemnity against such expense, or liability from CHL and/or the Indenture Trustee, as the case may be, as a condition to taking any such action; and

                  (v) the Cap Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it.

         (d) CHL covenants and agrees to pay or reimburse the Cap Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Cap Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Cap Contract Administrator and

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

                  any director, officer, employee or agent of the Cap Contract Administrator shall be indemnified by CHL and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, or in connection with the performance of any of the Cap Contract Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Cap Contract Administrator's duties hereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Cap Contract Administrator hereunder. Notwithstanding anything to the contrary in this Section 7(d), any expenses, disbursements, losses or liabilities of the Cap Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of any Noteholders made to the Indenture Trustee as contemplated by Section 5.12 of the Indenture and consequently made to the Cap Contract Administrator by the Indenture Trustee shall be payable by the Indenture Trustee out of the security or indemnity provided by any such Noteholders pursuant to Section 6.01(c)(5) of the Indenture.

         (e) Upon the resignation of JPMorgan as Indenture Trustee in accordance with the Indenture, (i) JPMorgan shall resign and be discharged from its duties as Cap Contract Administrator hereunder and (ii) the Person that succeeds JPMorgan as Indenture Trustee shall be appointed as successor Cap Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 6.11 of the Indenture, whereupon the duties of the Cap Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Indenture Trustee under the Indenture, such successor Indenture Trustee shall succeed to the rights of the Indenture Trustee hereunder.

8.       Miscellaneous.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (b) Each of JPMorgan and CHL hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

         (c) This Agreement shall terminate upon the termination of the Cap Contract and the disbursement by the Cap Contract Administrator of all funds received under the Cap Contract to CHL and the Indenture Trustee for the benefit of the Holders of the Benefited Notes.

         (d) This Agreement may be amended, supplemented or modified in writing by the parties hereto.

         (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and

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                  all such counterparts taken together shall be deemed to
                  constitute one and the same instrument.

         (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (g) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

         (h) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]




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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but
                                            solely as Cap Contract Administrator


                                            By: /s/ Keith Richardson
                                               ---------------------
                                            Name: Keith Richardson
                                            Title: Attorney-In-Fact


                                            JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but
                                            solely as Indenture Trustee


                                            By: /s/ Keith Richardson
                                               ---------------------
                                            Name: Keith Richardson
                                            Title: Attorney-In-Fact


                                            COUNTRYWIDE HOME LOANS, INC.


                                            By: /s/ Leon Daniels, Jr.
                                               ----------------------
                                            Name: Leon Daniels, Jr.
                                            Title: Senior Vice President


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ACKNOWLEDGED AND AGREED:

CWHEQ REVOLVING HOME EQUITY LOAN TRUST, Series 2006-D

By:  Wilmington Trust Company,
     not in its individual capacity but
     solely as Owner Trustee


By:____________________________________
Name:
Title:


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                                    EXHIBIT A

                                  CAP CONTRACT






                                       A-1